UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 1, 2010

SELECT MEDICAL HOLDINGS CORPORATION
SELECT MEDICAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34465	20-1764048
Delaware	001-31441	23-2872718
(State or other jurisdiction of	(Commission File	(I.R.S. Employer
Incorporation)	Number)	Identification No.)

4714 Gettysburg Road, P.O. Box 2034
Mechanicsburg, PA 17055
(Address of principal executive offices) (Zip Code)
(717) 972-1100
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
On September 1, 2010, Intensiva Healthcare Corporation (“Buyer”), a wholly-owned subsidiary of Select Medical Corporation (“Select”), Regency Hospital Company, L.L.C. (“Regency”) and Waud Capital Partners, L.L.C. (the “Representative”), entered into an Amendment No. 1 to Purchase and Sale Agreement (the “Amendment”) which amends the Purchase and Sale Agreement by and among Regency, the sellers named therein, the Representative, Buyer and Select dated as of June 18, 2010 (the “Agreement”). Select is a wholly-owned subsidiary of Select Medical Holdings Corporation.
The Amendment provided for the waiver by Buyer of certain conditions to Buyer’s obligation to consummate the transactions contemplated under the Agreement, including the waiver of the closing condition with respect to the extension of the Lease Agreement (the “Hattiesburg Lease”) by and between Forrest General Hospital and Regency Hospital of Hattiesburg, LLC, dated as of July 22, 2003 (the “Hattiesburg Lease Condition”). In connection with the waiver of the Hattiesburg Lease Condition, the parties agreed to hold $8 million in a segregated escrow account until the occurrence of one of the following release events (each, a “Release Event”): (i) June 30, 2011, if Buyer or any of its subsidiaries continues to occupy the premises covered by the Hattiesburg Lease, (ii) the date on which Buyer and the landlord named in the Hattiesburg Lease execute a new lease or extend the Hattiesburg Lease, in each case for a lease term of at least 18 months, or (iii) the date on which Buyer has made monetary expenditures in excess of $150,000 for construction costs to build a free standing long term acute care hospital in the Hattiesburg, Mississippi metropolitan area. If no Release Event has occurred by June 30, 2011, the $8 million held in escrow will be returned to Buyer.
The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment. A copy of the Amendment is attached to this report as Exhibit 2.1 and is incorporated by reference herein.
Item 7.01 Regulation FD Disclosure
On September 1, 2010, Select issued a press release announcing the consummation of its previously announced acquisition of Regency. A copy of the press release is attached to this report as Exhibit 99.1.
The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
Number	Description
2.1	Amendment No. 1 to Purchase and Sale Agreement by and among Regency Hospital Company, L.L.C., Waud Capital Partners, L.L.C., and Intensiva Healthcare Corporation, dated September 1, 2010.

99.1	Select Medical Corporation Press Release dated September 1, 2010.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELECT MEDICAL HOLDINGS CORPORATION
SELECT MEDICAL CORPORATION

Date: September 7, 2010	By:	/s/ Michael E. Tarvin Michael E. Tarvin
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1	Amendment No. 1 to Purchase and Sale Agreement by and among Regency Hospital Company, L.L.C., Waud Capital Partners, L.L.C., and Intensiva Healthcare Corporation, dated September 1, 2010.

99.1	Select Medical Corporation Press Release dated September 1, 2010.